UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)
On February 28, 2014, Douglas S. Schatz, co-founder of Advanced Energy Industries, Inc. (the “Company”), notified the Company of his decision to spend more time on the activities of his charitable foundations and accordingly has decided to not stand for re-election to the Board of Directors of the Company at its 2014 Annual Meeting of Shareholders scheduled for May 7, 2014. The Board will reduce the size of the Board to six members effective upon the end of Mr. Schatz’s term. The Board is actively engaged in a search for an additional director.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated March 6, 2014 by Advanced Energy Industries, Inc., announcing the retirement of co-founder and director, Douglas S. Schatz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas. O. McGimpsey
Date: March 6, 2014	Thomas O. McGimpsey
Executive Vice President of Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 6, 2014 by Advanced Energy Industries, Inc., announcing the retirement of co-founder and director, Douglas S. Schatz.